SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 18, 2002

THE KUSHNER-LOCKE COMPANY

(Exact name of registrant as specified in its charter)

California	0-17295	95-4079057
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

8671 Wilshire Blvd., Suite 714 Beverly Hills, California	90211
(Address of Principal Executive Offices)	(Zip Code)

(310) 358-5508
(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.
SIGNATURE
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4
EXHIBIT 99.5
EXHIBIT 99.6

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits.

Exhibit 99.1. Monthly Operating Report of The Kushner-Locke Company (the “Registrant”) for the calendar month from June 1, 2002 to June 30, 2002.

Exhibit 99.2. Monthly Interim Statement of the Registrant for the calendar month from June 1, 2002 to June 30, 2002.

Exhibit 99.3. Monthly Operating Report of the Registrant for the calendar month from July 1, 2002 to July 31, 2002.

Exhibit 99.4. Monthly Interim Statement of the Registrant for the calendar month from July 1, 2002 to July 31, 2002.

Exhibit 99.5. Monthly Operating Report of the Registrant for the calendar month from August 1, 2002 to August 31, 2002.

Exhibit 99.6. Monthly Interim Statement of the Registrant for the calendar month from August 1, 2002 to August 31, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 18, 2002	THE KUSHNER-LOCKE COMPANY

	By:	/s/ ALICE P. NEUHAUSER

Alice P. Neuhauser Responsible Officer